Exhibit 99.1
Via Announces First Quarter 2026 Results
Q1 2026 was a milestone quarter with Annual Run-Rate revenue exceeding half a billion dollars for the first time.
•Q1 revenue of $127 million and Annual Run-Rate Revenue of $510 million, up 29% year-over-year.
•Continued strength in the United States with 36% year-over-year revenue growth.
•Q1 Customer count of 838, an increase of 23% year-over-year.
•Continued progress towards profitability with Adjusted EBITDA of negative $5.8 million.
•Cash and cash equivalents of $348 million as of March 31, 2026.

NEW YORK, NY, May 12, 2026 -- Via Transportation Inc (NYSE: VIA), the world’s leading platform for public transit software and services, today announced financial results for the first quarter of fiscal year 2026, which ended March 31, 2026.
“We are delighted with our first quarter results, which reflect the strength of demand for Via’s platform and the value we deliver to cities and transit agencies globally," said Daniel Ramot, Via’s Co-founder and Chief Executive Officer. "Surpassing $500M in Annual Run-Rate Revenue as we continue to make rapid progress towards our profitability target is a testament to our ability to realize significant operating leverage while driving adoption of our platform within our large and underpenetrated market. As the only company in our industry that provides an end-to-end platform of AI-powered software and services for orchestrating and optimizing transit networks, we are uniquely positioned to deliver measurable outcomes to our customers and benefit from AI as a driver of efficiency.”
Fiscal First Quarter 2026 Financial and Operational Highlights:

Q1 2026	Q1 2025	Change
(in thousands, except percentages and customer count)
Key Business Metrics:
Platform Annual Run-Rate Revenue (1)	$509,736	$394,568	29%
Customer Count (2)	838	682	23%

Financial Highlights:
Revenue	$127,434	$98,642	29%

Gross Profit	$50,055	$39,810	26%
Adjusted Gross Profit (3)	$50,725	$40,390	26%
Adjusted Gross Margin (3)	40%	41%	(1)	pt

Adjusted EBITDA (3)	$(5,809)	$(8,263)	(30)%
Adjusted EBITDA Margin (3)	(5)%	(8)%	3	pts

Net Loss	$(20,149)	$(16,317)	23%
Adjusted Net Loss (3)	$(3,771)	$(8,613)	(56)%

Net Loss per Share—Basic and Diluted	$(0.25)	$(1.28)	(80)%
Adjusted Net Loss per Share—Basic and Diluted (3)	$(0.05)	$(0.68)	(93)%
(1)Platform Annual Run-Rate Revenue for any quarter represents our Platform Revenue for that quarter multiplied by four.
(2)Customer Count as of the last date in any quarter represents the number of distinct legal entities which generated Platform revenue in that quarter. The Downtowner acquisition contributed 94 customers.
(3)This press release uses non-GAAP financial measures that adjust GAAP financial measures for the impact of various items. See the section titled “Non-GAAP Financial Measures” and the tables entitled “GAAP to Non-GAAP Reconciliation” below for additional information.

Second Quarter and Full Year Outlook:
Our guidance includes non-GAAP measures. For the second quarter and full year 2026, Via expects the following:

	Q2 2026	FY 2026
($ in millions)
Platform Revenue	$132.5 - $134.0	$547.0 - $550.0
YoY Growth %	23.7% - 25.1%	26.0% - 26.6%
Adjusted EBITDA (1)	($4.0) - ($3.0)	($12.5) - ($7.5)
Adjusted EBITDA Margin (1)	(3.0)% - (2.2)%	(2.3)% - (1.4)%
Profitability	Q4 2026 Adj. EBITDA > $0
(1)Via is not able, at this time, to provide an outlook for GAAP net loss or a reconciliation of expected Adjusted EBITDA to GAAP net loss for the second quarter or full year 2026 because of the difficulty of estimating certain items excluded from Adjusted EBITDA that cannot be reasonably calculated or predicted without unreasonable efforts. For example, charges related to stock-based compensation and related employer payroll taxes expense require additional inputs, such as the number and value of awards granted, that are not currently ascertainable.

Conference Call Details
Via will host a conference call to discuss its first quarter fiscal year 2026 results at 8:30 a.m. Eastern Time (5:30 a.m. Pacific Time) on May 12, 2026. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations Web site at investors.ridewithvia.com. Participants who choose to call in to the conference call can do so by dialing (800) 715-9871 or +1 (646) 307-1963 and entering the conference ID: 1199104. A replay of the call will be available and archived via webcast at investors.ridewithvia.com.
About Via
Via is the technology backbone of a modern transportation network. We transform public transportation systems into dynamic networks, based on data and demand. Cities and transit agencies around the world adopt Via’s suite of software and technology-enabled services to replace fragmented legacy systems and consolidate operations. As a result, Via lowers the cost of providing transit, improves the passenger experience, and brings more riders on board. Today, the Via platform is utilized by hundreds of cities across more than 30 countries to create public transportation systems that connect people with jobs, healthcare, and education.
Non-GAAP Financial Measures
We report certain non-GAAP financial measures, not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include Adjusted Gross Profit, Adjusted Research and Development expense, Adjusted Sales and Marketing expense, Adjusted General and Administrative expense, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Loss and Adjusted Net Loss per share. These measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company’s results as reported under GAAP. Because not all companies calculate non-GAAP financial information identically, the presentations herein may not be comparable to other similarly titled measures used by other companies. The Company’s presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results will be unaffected by other unusual or non-recurring items. Further, such non-GAAP financial information of the Company should be considered in addition to, and not as superior to or as a substitute for, the historical consolidated financial statements of the Company prepared in accordance with GAAP. We urge you to review the reconciliations of the non-GAAP measures to their directly comparable GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Safe Harbor/Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws that reflect our current views with respect to, among other things, future events, market trends and our future business, financial condition, results of operations, and prospects. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not statements of historical fact, and are based on current expectations, estimates, and projections about our industry as well as certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. These forward-looking statements are subject to a number of known and unknown risks, uncertainties, and assumptions, which you should consider and read carefully, including but not limited to, the risks and uncertainties discussed in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed in connection with this earnings and other filings with the Securities and Exchange Commission (SEC). Except to the extent required by law, we do not undertake to update any of the information contained in this press release.
Media Contact: press@ridewithvia.com
Investor Relations: ir@ridewithvia.com

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
($ in thousands, except share and per share amounts)	2026	2025
Revenue	$127,434	$98,642
Cost of revenue (1)(2)	77,379	58,832
Gross profit	50,055	39,810
Operating expenses:
Research and development (1)	24,528	21,346
Sales and marketing (1)	20,490	15,202
General and administrative (1)(2)	28,621	20,486
Total operating expenses	73,639	57,034
Operating loss	(23,584)	(17,224)
Interest income	2,779	567
Interest expense	(229)	(2,406)
Other income (expense)—net	1,442	3,518
Loss before provision for income taxes	(19,592)	(15,545)
Provision for income taxes	(557)	(772)
Net loss	$(20,149)	$(16,317)

Basic and diluted net loss per share:
Net loss per share—basic and diluted	$(0.25)	$(1.28)
Weighted average shares of common stock outstanding used in computing net loss per share—basic and diluted	81,177,074	12,753,056
______________
(1)Includes stock-based compensation and related employer payroll taxes as follows:

	Three Months Ended March 31,
($ in thousands)	2026	2025
Cost of revenue	$75	$69
Research and development	4,030	1,614
Sales and marketing	3,328	1,268
General and administrative	8,131	1,740
Total	$15,564	$4,691
(2)Includes amortization of acquired intangible assets as follows:

	Three Months Ended March 31,
($ in thousands)	2026	2025
Cost of revenue	$595	$511
General and administrative	817	788
Total	$1,412	$1,299

:

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)	March 31, 2026	December 31 2025
Assets
Current assets:
Cash and cash equivalents	$348,158	$370,914
Accounts receivable—net of allowance of $10 and $24 as of March 31, 2026 and December 31, 2025, respectively	94,916	81,572
Prepaid expenses and other current assets	18,104	17,065
Total current assets	461,178	469,551
Noncurrent assets:
Restricted cash and cash equivalents	1,218	1,171
Property and equipment—net	14,649	13,395
Operating lease right-of-use assets	18,810	18,319
Deferred tax assets	437	529
Intangible assets—net	34,336	36,025
Goodwill	191,005	192,305
Other noncurrent assets	1,687	1,800
Total noncurrent assets	262,142	263,544
Total assets	$723,320	$733,095

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)	March 31, 2026	December 31, 2025
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$7,222	$4,427
Accrued expenses and other current liabilities	21,128	24,886
Operating lease liabilities	10,021	9,749
Deferred revenue	23,954	26,893
Insurance payables	14,882	15,144
Accrued compensation and benefits	13,417	13,136
Total current liabilities	90,624	94,235
Noncurrent liabilities:
Operating lease liabilities	9,249	9,378
Deferred revenue	1,321	1,746
Total noncurrent liabilities	10,570	11,124
Total liabilities	101,194	105,359
Stockholders' equity:
Preferred stock	—	—
Class A common stock	1	1
Class B common stock	—	—
Class C common stock	—	—
Additional paid-in capital	1,827,909	1,811,349
Accumulated other comprehensive income (loss)	5,681	7,702
Accumulated deficit	(1,211,465)	(1,191,316)
Total stockholders’ equity	622,126	627,736
Total liabilities and stockholders' equity	$723,320	$733,095

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
($ in thousands)	2026	2025
Operating activities:
Net loss	$(20,149)	$(16,317)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,399	2,282
Stock-based compensation	15,564	4,691
Provision for deferred taxes	92	35
Noncash operating lease expense	3,284	1,925
Revaluation of warrants liability	—	(2,273)
Revaluation of convertible notes' embedded derivative feature	—	1,021
Amortization of convertible notes' discount	—	1,618
Changes in operating assets and liabilities:
Accounts receivable	(13,788)	(451)
Prepaid expenses and other assets	(1,003)	(537)
Accounts payable	2,818	2,455
Accrued expenses and other current liabilities	(3,744)	2,558
Operating lease liabilities	(3,557)	(2,464)
Deferred revenue	(3,233)	(983)
Accrued compensation and benefits	382	(642)
Insurance payables	(262)	1,486
Net cash used in operating activities	(21,197)	(5,596)
Investing activities:
Purchase of property and equipment	(289)	(388)
Capitalized internal-use software	(1,992)	(872)
Net cash used in investing activities	(2,281)	(1,260)
Financing activities:
Proceeds from issuance of Series E convertible preferred stock upon exercise of warrants	—	20,000
Repayment of line of credit	—	(5,000)
Proceeds from issuance of convertible notes	—	7,500
Proceeds from exercise of stock options	996	680
Payment of issuance fees	—	(322)
Net cash provided by financing activities	996	22,858
Effect of foreign exchange on cash, cash equivalents, and restricted cash and cash equivalents	(227)	322
Net increase (decrease) in cash, cash equivalents and restricted cash and cash equivalents	(22,709)	16,324
Cash, cash equivalents, and restricted cash and cash equivalents—beginning of period	372,085	78,989
Cash, cash equivalents, and restricted cash and cash equivalents—end of period	$349,376	$95,313

VIA TRANSPORTATION, INC.
GAAP TO NON-GAAP RECONCILIATION

Adjusted Gross Profit and Adjusted Gross Margin
Adjusted Gross Profit represents gross profit excluding stock-based compensation and related employer payroll taxes and amortization of acquired intangibles. Adjusted Gross Margin represents Adjusted Gross Profit as a percentage of revenue.

	Three Months Ended March 31,
($ in thousands)	2026	2025
Gross profit	$50,055	$39,810
Gross profit margin	39%	40%
Stock-based compensation and related employer payroll taxes	75	69
Amortization of acquired intangibles (1)	595	511
Adjusted Gross Profit	$50,725	$40,390
Adjusted Gross Margin	40%	41%
(1)Amortization of acquired intangibles includes developed technology resulting from our acquisitions of Remix, Citymapper and Downtowner.
Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA represents net loss excluding certain items that we do not consider indicative of our ongoing business performance: interest income, interest expense, loss on extinguishment of convertible notes, provision for income taxes, depreciation and amortization, stock-based compensation and related employer payroll taxes, other (income) expense, net, which consists primarily of changes in the fair value of derivatives and foreign currency transaction gains and losses, and other non-recurring or non-cash items impacting net income (loss) such as patent litigation costs related to the RideCo litigation (a patent litigation in which Via won a trial in January 2025), and transaction costs related to our IPO and historical M&A activity. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenue.

	Three Months Ended March 31,
($ in thousands)	2026	2025
Net loss	$(20,149)	$(16,317)
Interest Income	(2,779)	(567)
Interest expense	229	2,406
Provision for income taxes	557	772
Other (income) expense, net	(1,442)	(3,518)
Depreciation and amortization (1)	1,827	1,703
Stock-based compensation and related employer payroll taxes	15,564	4,691
Patent litigation costs (2)	138	1,976
Transaction costs (3)	246	591
Adjusted EBITDA	$(5,809)	$(8,263)
Net loss margin	(16)%	(17)%
Adjusted EBITDA Margin	(5)%	(8)%
(1)Excludes amortization of internal-use software.
(2)Patent litigation costs relate to the RideCo litigation in which Via won a trial in January 2025 and defending the verdict on appeals.
(3)Transaction costs include nonrecurring costs incurred in relation to our IPO and business combinations.

Adjusted operating expenses
Adjusted Research and Development expense, Adjusted Sales and Marketing expense and Adjusted General and Administrative Expense represent the respective GAAP measures excluding certain items that we do not consider indicative of our ongoing business performance: depreciation and amortization, stock-based compensation and related employer payroll taxes, and other non-recurring items such as patent litigation costs related to the RideCo litigation (a patent litigation in which Via won a trial in January 2025), and transaction costs related to our IPO and historical M&A activity.

	Three Months Ended March 31,
($ in thousands)	2026	2025
GAAP research and development expense	$24,528	$21,346
Depreciation	(113)	(141)
Stock-based compensation and related employer payroll taxes	(4,030)	(1,614)
Adjusted Research and Development expense	$20,385	$19,591

GAAP sales and marketing expense	$20,490	$15,202
Stock-based compensation and related employer payroll taxes	(3,328)	(1,268)
Transaction costs (1)	(32)	—
Adjusted Sales and Marketing expense	$17,130	$13,934

GAAP general and administrative expense	$28,621	$20,486
Depreciation and amortization	(1,119)	(1,051)
Stock-based compensation and related employer payroll taxes	(8,131)	(1,740)
Patent litigation costs (2)	(138)	(1,976)
Transaction costs (1)	(214)	(591)
Adjusted General and Administrative expense	$19,019	$15,128
(1)Transaction costs include nonrecurring costs incurred in relation to our IPO and business combinations.
(2)Patent litigation costs relate to the RideCo litigation in which Via won a trial in January 2025 and defending the verdict on appeals.

Adjusted Net Loss and Adjusted Net Loss per share
Adjusted Net Loss represents net loss excluding certain items that we do not consider indicative of our ongoing business performance: amortization of discount on convertible notes, loss on extinguishment of convertible notes, changes in the fair value of derivatives, depreciation and amortization, stock-based compensation and related employer payroll taxes, and other non-recurring or non-cash items impacting net loss such as patent litigation costs related to the RideCo litigation (a patent litigation in which Via won a trial in January 2025), transaction costs related to our IPO and historical M&A activity, and other income related to employee retention credit under the CARES Act. Adjusted Net Loss per share represents Adjusted Net Loss divided by the weighted average shares of common stock outstanding during the respective period.

	Three Months Ended March 31,
($ in thousands, except share and per share amounts)	2026	2025
GAAP net loss	$(20,149)	$(16,317)
Amortization of discount on convertible notes	—	1,618
Revaluation of warrants liability	—	(2,273)
Revaluation of convertible notes embedded derivative feature	—	1,021
Employee retention credit	(1,758)	(1,811)
Depreciation and amortization (1)	1,827	1,703
Stock-based compensation and related employer payroll taxes	15,564	4,691
Patent litigation costs (2)	138	1,976
Transaction costs (3)	246	591
Provision for income tax benefit of adjustments	361	188
Adjusted Net Loss	$(3,771)	$(8,613)

GAAP net loss per share—basic and diluted	$(0.25)	$(1.28)
Adjusted Net Loss per share—basic and diluted	$(0.05)	$(0.68)
Weighted average shares of common stock outstanding used in computing net loss per share and Adjusted Net Loss per share—basic and diluted	81,177,074	12,753,056
(1)Excludes amortization of internal-use software.
(2)Patent litigation costs relate to the RideCo litigation in which Via won a trial in January 2025 and defending the verdict on appeals.
(3)Transaction costs include nonrecurring costs incurred in relation to our IPO and business combinations.